October 22, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@db.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 15, 2001
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)	                File Number)   identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                                 63141
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (314) 523-3000

Item 5.     Other Events.

Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2 and 3 of this current report on Form 8-K.

Item 7.(c).	Exhibits.

Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            October 15, 2001 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-2 Distribution Financial Services Marine Trust 1999-2 October 15, 2001 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            October 15, 2001 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          October 22, 2001



By: 		   __________________________________
Name:          Richard C. Goldman
Title:         Vice President




EX-1

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:               10-Oct-01
Determination Date:            12-Oct-01
Monthly Payment Date:          15-Oct-01
Collection Period Ending:      30-Sep-01

I.  COLLECTION ACCOUNT SUMMARY
    Principal and Interest Payments Received (including Prepayments)                                               15,196,590.10
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    490,769.01
    Current Monthly Interest Shortfall/Excess                                                                          82,805.38
    Recoup of Collection Expenses                                                                                         455.00
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   15,770,619.49

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    3,850,212.97
    Amount of Interest Payments Received During the Collection Period                                               3,767,407.59
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           82,805.38

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than            10,559,825.49
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              10,810,657.44
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                27,014.25
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -277,846.20
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)           10,810,657.44
    Total Ending Reserve Balance                                                                                   10,559,825.49

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      3,767,407.59
    Scheduled Principal Payments Received                                                                           3,218,562.95
    Principal Prepayments Received                                                                                  8,210,619.56
    Total Interest and Principal Payments Received                                                                 15,196,590.10

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   518,434.39
    minus  Reasonable Expenses                                                                                         27,665.38
    Net Liquidation Proceeds                                                                                          490,769.01
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     490,769.01

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   15,687,359.11
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  540,532,871.76
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      225,222.03
                                                                                                                        1,041.67

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  540,532,871.76
    Pool Balance as of the Current Accounting Date                                                                527,991,274.61
    Age of Pool in Months                                                                                                     31

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        535,127,543.04
    Aggregate Note Balance as of Current Accounting Date                                                          522,711,361.86

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             133               5,314,375.39         1.007%
    60-89 Days Delinquent             42                2,318,529.49         0.439%
    90-119 Days Delinquent            31                 817,827.58          0.155%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           21                1,112,414.64         0.211%
    Cumulative Defaults               585              21,646,887.90         4.100%

    Current Month Realized Losses                                                                                   1,065,554.15
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.107%
    Preceding Realized Losses                                                                                         775,844.21
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.078%
    Second Preceding Realized Losses                                                                                  535,347.89
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.054%
    Cumulative Realized Losses                                                                                     19,117,144.17
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.912%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.52798948
                                                                                                                      0.52271136

a)                                                                                                                    225,222.03
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                         348,638.33
    Class A-4                                                                                                         937,524.40
    Class A-5                                                                                                         794,616.95
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              73,397,543.04         12,416,181.18     60,981,361.86
    Class A-4                                                             192,642,000.00                  0.00    192,642,000.00
    Class A-5                                                             159,722,000.00                  0.00    159,722,000.00
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                    125,415.97
                                                                                                                      347,117.86

VIIIPOOL STATISTICS

                                                                                                                           8.81%
                                                                                                                             140

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       15,298,085.66
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                15,299,127.33

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              472,533.83



EX-2
DEUTSCHE FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:               10-Oct-01
Determination Date:            12-Oct-01
Monthly Payment Date:          15-Oct-01
Collection Period Ending:      30-Sep-01

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                7,669,805.17
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    319,741.14
    Current Monthly Interest Shortfall/Excess                                                                          71,153.94
    Recoup of Collection Expenses                                                                                       5,444.69
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    8,066,144.94

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    2,088,487.14
    Amount of Interest Payments Received During the Collection Period                                               2,017,333.20
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           71,153.94

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%        12,164,287.59
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              12,409,156.73
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                30,440.47
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account               -275,309.61
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          12,409,156.73
    Total Ending Reserve Balance                                                                                   12,164,287.59

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      2,017,333.20
    Scheduled Principal Payments Received                                                                           1,431,422.17
    Principal Prepayments Received                                                                                  4,221,049.80
    Total Interest and Principal Payments Received                                                                  7,669,805.17

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   380,168.45
    minus  Reasonable Expenses                                                                                         60,427.31
    Net Liquidation Proceeds                                                                                          319,741.14
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     319,741.14

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    7,989,546.31
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  310,228,918.24
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      129,262.05

                                                                                                                        1,041.67

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  310,228,918.24
    Pool Balance as of the Current Accounting Date                                                                304,107,189.66
    Age of Pool in Months                                                                                                     29

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        304,024,339.88
    Aggregate Note Balance as of Current Accounting Date                                                          298,025,045.87

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             61                2,636,519.09         0.867%
    60-89 Days Delinquent             21                1,192,117.11         0.392%
    90-119 Days Delinquent            12                 623,999.99          0.205%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            7                 469,256.61          0.154%
    Cumulative Defaults               186               8,296,118.15         2.728%

    Current Month Realized Losses                                                                                     469,256.61
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.085%
    Preceding Realized Losses                                                                                         414,795.95
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.075%
    Second Preceding Realized Losses                                                                                  268,864.00
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.049%
    Cumulative Realized Losses                                                                                      8,039,155.05
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.462%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.55292205
                                                                                                                      0.54186372

a)                                                                                                                    129,262.05
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                         103,101.88
    Class A-3                                                                                                         558,666.50
    Class A-4                                                                                                         357,517.80
    Class A-5                                                                                                         299,946.45
    Class B                                                                                                           190,575.00
    Class C                                                                                                           139,516.67

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                              20,689,339.88          5,999,294.01     14,690,045.87
    Class A-3                                                             108,129,000.00                  0.00    108,129,000.00
    Class A-4                                                              66,207,000.00                  0.00     66,207,000.00
    Class A-5                                                              53,999,000.00                  0.00     53,999,000.00
    Class B                                                                33,000,000.00                  0.00     33,000,000.00
    Class C                                                                22,000,000.00                  0.00     22,000,000.00

c)                                                                                                                    122,434.57
                                                                                                                      165,830.01

VIIIPOOL STATISTICS

                                                                                                                           8.25%
                                                                                                                             164

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        7,777,880.36
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                 7,778,922.02

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              288,264.58



EX-3
DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:               10-Oct-01
Determination Date:            12-Oct-01
Monthly Payment Date:          15-Oct-01
Collection Period Ending:      30-Sep-01

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                5,901,229.33
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                     36,035.66
    Current Monthly Interest Shortfall/Excess                                                                          85,483.39
    Recoup of Collection Expenses                                                                                      -2,319.25
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    6,020,429.13

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,717,467.83
    Amount of Interest Payments Received During the Collection Period                                               1,631,984.44
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           85,483.39

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             4,648,283.89
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               4,736,178.66
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                11,773.85
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                -99,668.63
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           4,736,178.66
    Total Ending Reserve Balance                                                                                    4,648,283.89

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,631,984.44
    Scheduled Principal Payments Received                                                                           1,217,619.54
    Principal Prepayments Received                                                                                  3,051,625.35
    Total Interest and Principal Payments Received                                                                  5,901,229.33

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    41,681.12
    minus  Reasonable Expenses                                                                                          5,645.46
    Net Liquidation Proceeds                                                                                           36,035.66
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                      36,035.66

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    5,937,264.99
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  236,808,932.79
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       98,670.39

                                                                                                                          708.33

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  236,808,932.79
    Pool Balance as of the Current Accounting Date                                                                232,414,194.25
    Age of Pool in Months                                                                                                     27

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        234,440,843.46
    Aggregate Note Balance as of Current Accounting Date                                                          230,090,052.31

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             70                2,288,245.42         0.985%
    60-89 Days Delinquent             21                 767,063.06          0.330%
    90-119 Days Delinquent            14                 590,108.04          0.254%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            7                 125,493.65          0.054%
    Cumulative Defaults               189               6,760,266.91         2.909%

    Current Month Realized Losses                                                                                     118,361.15
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.032%
    Preceding Realized Losses                                                                                         382,433.52
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.102%
    Second Preceding Realized Losses                                                                                   53,628.26
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.014%
    Cumulative Realized Losses                                                                                      6,411,667.33
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.712%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.62054724
                                                                                                                      0.61434181

a)                                                                                                                     98,670.39
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                         206,546.84
    Class A-4                                                                                                         479,952.67
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                              38,546,843.46          4,350,791.15     34,196,052.31
    Class A-4                                                              86,608,000.00                  0.00     86,608,000.00
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00


c)                                                                                                                     43,947.39
                                                                                                                      208,951.20

VIIIPOOL STATISTICS

                                                                                                                           8.88%
                                                                                                                             148

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        5,767,530.54
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 5,768,238.86

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              252,898.59
